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                STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT


Global One Distribution & Merchandising Inc.
5548 Lindbergh Lane
Bell, California   90201-6410

Attention:  Joseph C. Angard

     1. SUBSCRIPTION. The undersigned ("Purchaser") hereby makes application to purchase _____________________ shares (the "Shares") of common stock ("Common Stock") of GLOBAL ONE DISTRIBUTION & MERCHANDISING INC., a Delaware corporation (the "Company"), as described in the Private Placement Memorandum of the Company dated May 3, 1996 (the "Memorandum") to which this Agreement is an exhibit. (Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Memorandum.) Consummation of the purchase and sale of the Shares (the "Closing") shall occur simultaneously with, but in no event prior to, the closing of the Merger at the offices of Manatt, Phelps & Phillips, LLP, Los Angeles, California. Payment of the Purchase Price will be made in United States dollars by certified or bank cashier's check or wire transfer payable to the order of the Company. The Company and Purchaser shall each be responsible for their own costs, fees and expenses incurred in connection with the Offering including, but not limited to, applicable attorney, brokerage or consultant fees. The Purchaser understands that this subscription may be rejected in whole or in part, or accepted in whole or in part, by the Company.

     2. EXPIRATION DATE. Subscriptions will be received until 5:00 p.m., California Time, on May 10, 1996, unless extended by the Company as described in the Memorandum (the "Subscription Expiration Date"). The Company reserves the right to terminate the Offering earlier or extend the Subscription Expiration Date without notice to subscribers.

     3. SUBSCRIPTION AMOUNT. The funds received by the Company from the Purchaser shall be invested by the Company as described in the Memorandum, without any liability by the Company to the Purchaser.

     4. ACCEPTANCE. The Purchaser will receive written notice of the acceptance or rejection, in whole or in part, of this Agreement as soon as practicable but in no event later than ten (10) days following the earlier to occur of (i) the Subscription Expiration Date and (ii) receipt of this Agreement.

     5.   RESTRICTIONS ON TRANSFER.  The Purchaser agrees, for a period of one
(1) year after the date of the Closing, not to, directly or indirectly, offer for sale, sell or otherwise dispose of, or enter into any agreement, transaction or device which is designed to, or could reasonably be expected to, result in the disposition or purchase by any person at any time in the future of any of the Shares, without the prior written consent of the Company. The Purchaser is aware and understands that each certificate representing the Shares will bear a legend, and stop transfer instructions will be placed on the Shares, to the foregoing effect.

     6.   REGISTRATION RIGHTS.

          6.1  DEMAND REGISTRATION RIGHTS ON FORM S-3.

               (a) Provided that the Company qualifies under the rules and regulations of the Securities and Exchange Commission ("SEC") to effect a registration of its securities under the Securities Act of 1933, as amended (the "Act"), on Form S-3, one or more Purchasers shall, during the two (2) year period beginning one (1) year from the date of the Closing, have the right to demand three separate registrations (each a "Demand Registration") of their shares of Common Stock acquired in this Offering on Form S-3. The Company will, after the Closing, use its best efforts to qualify as promptly as possible and remain qualified to register securities with the SEC on Form S-3. Notwithstanding the foregoing, however, any such registration must relate to Common Stock having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $2,000,000. Any request for a Demand Registration must be in writing and specify the aggregate number of shares of Common Stock to be sold and the proposed managing underwriter, if any, for the public sale. Upon receipt of a Demand Registration, the Company shall promptly give written notice of the proposed registration to all of the other Purchasers.

               (b) The Company shall, as soon as practicable following the receipt of a written request for a Demand Registration, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments and obtaining appropriate qualifications under applicable state securities or "blue-sky" laws) to facilitate the sale and distribution of all or such portion


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of such shares of Common Stock as are permitted to be  registered pursuant to the terms of this Agreement. The Company shall use its best efforts to file a registration statement and any necessary amendments thereto covering the shares of Common Stock so requested to be registered and thereupon to cause such registration statement to be declared effective. Such registration may include other securities of the Company and may include securities of the Company being sold for its own account or the account of stockholders other than the Purchasers.

               (c) If the Company shall furnish to the Purchasers requesting a Demand Registration a certificate signed by an officer of the Company stating that the Board of Directors of the Company has determined (which determination shall be made in good faith in the sole discretion of the Board of Directors) that the filing of the registration statement should be deferred because the offering contemplated by the Demand Registration would be significantly disadvantageous to the Company, then the Company may direct that such registration be delayed for as long as the basis for the Board of Directors' judgment continues to exist, but in no event for more than three months; provided, however, that in such event, any Purchaser shall be entitled to withdraw from the offering and the Company will pay all registration expenses in connection with such proposed registration.

               (d) Any registration which shall not have become effective or remained effective in accordance with the provisions of this Section 6.1, or any registration from which a Purchaser has withdrawn, shall not be deemed to be a Demand Registration for any purpose hereunder.

               6.2  PIGGYBACK REGISTRATION RIGHTS.

               (a) If, at any time or from time to time during the two (2) year period beginning one (1) year from the date of the Closing, the Company shall determine to register any of its Common Stock (either for its own account or the account of a security holder or holders), or shall be required to register Common Stock pursuant to a Demand Registration or otherwise, other than (i) a registration relating solely to stock option or employee benefit plans, or (ii) a registration relating solely to a transaction or transactions covered by Rule 145 under the Act, the Company will promptly give each Purchaser written notice thereof, and such notice will offer each Purchaser the opportunity to register such number of shares of Common Stock as each such Purchaser may request (a "Piggyback Registration"). The Company shall use its best efforts to cause the managing underwriter of the proposed offering to include in such registration (and any related qualification under state securities or "blue-sky" laws), and in any underwriting involved therein (including with respect to any over-allotment shares), all of the securities specified in a written request or requests made by any Purchaser within fifteen (15) days after receipt of such written notice from the Company.

               (b) If the registration of which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Purchasers as part of the written notice given pursuant to Section 6.2(a). In such event, the right of any Purchaser to registration pursuant to this Section
6.2 shall be conditioned upon such Purchaser's participation in such underwriting and the inclusion of the Common Stock owned by the Purchaser in the underwriting to the extent provided under this Section 6.2. All Purchasers proposing to distribute their Common Stock through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the underwriters in the form customarily used by the managing underwriter (including, without limitation, a reasonable lock-up period as determined by the underwriter and the Company), with such changes thereto as the parties thereto shall agree.

               6.3  UNDERWRITERS' CUTBACKS.

               (a) Notwithstanding any provision of this Section 6, if the managing underwriter states in writing to the Company that marketing factors require that the number of shares of Common Stock requested to be included in a registered underwritten offering be limited, the managing underwriter may reduce the number of shares to be included in such registration. In the event of any such reduction, the shares of Common Stock proposed to be sold by the Purchasers will be treated as a class (the "Purchasers' Shares"). In the case of a Demand Registration, the reduction will be allocated first to shares of Common Stock that are not Purchasers' Shares and then to the Purchasers' Shares, and in the case of a Piggyback Registration triggered by an event other than a Demand Registration, the reduction will be allocated first to the Purchasers' Shares and the shares of any other stockholders of The Company to be included in the registration, taken as a class, on a pro rata basis, and then to the other shares to be sold in the proposed offering.

               (b) The Company shall advise all Purchasers as to any such reduction and the number of shares that may be included in the registration and underwriting. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.


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               6.4  EXPENSES AND CERTAIN PROCEDURES.

               (a) All expenses incurred in connection with any registrations pursuant to this Section 6 shall be borne by the Company, except that any underwriting discount, selling commissions and stock transfer taxes applicable to the securities registered by the Purchasers, and all fees and disbursements of counsel for any Purchaser relating to securities registered on behalf of the Purchasers, shall be borne by the Purchasers pro rata based upon the total number of securities included in the registration or, if such expenses are specifically allocable to securities held by specific Purchasers, by such specific Purchasers to the extent related to the registration or sale of such securities.

               (b) In the event of a Demand Registration or Piggyback Registration, each Purchaser shall furnish to the Company such information regarding such Purchaser, the securities held by them and the distribution proposed by such Purchaser as the Company may from time to time reasonably request as required in connection with any registration, qualification or compliance referred to in this Agreement. The Purchaser or Purchasers shall, upon request by the Company and the managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Purchaser or Purchasers as shall be reasonably necessary to consummate the registration and offering.

     7. ISSUANCE OF CERTIFICATES. At the Closing and upon payment in full of the subscription amount, the Purchaser hereby requests that the Company issue certificates representing the Shares of Common Stock, duly subscribed and paid for, as follows:

- --------------------------------------------------------------------------------

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  Please print the exact name(s) of subscriber(s) as it should appear on Common
                              Stock certificate(s).

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                                TYPE OF OWNERSHIP
                                -----------------
                                   (Check One)
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
/ /  INDIVIDUAL OWNERSHIP (One signature required)          / /  COMMUNITY PROPERTY (One signature
                                                                 required if interest held in one name,
                                                                 I.E., managing spouse; two signatures
                                                                 required if interest held in both names)

/ /  JOINT TENANTS WITH RIGHT OF SURVIVORSHIP               / /  TENANTS IN COMMON (Both or all parties
     (Both or all parties must sign)                             must sign)

/ /  PARTNERSHIP (Please include a certified copy of        / /  CORPORATION (Please include certified
     partnership authority for signature)                        corporate resolution authorizing signature)

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     REPRESENTATIONS REGARDING INVESTOR SUITABILITY.  COMPLETE BOTH A AND B.

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A.   The Purchaser represents that it, he or she is (initial one of the following paragraphs):

1./ /     An organization described in section              3./ /     A director or executive officer of Global
          501(c)(3) of the Internal Revenue Code,                     One Distribution & Merchandising inc.
          corporation, Massachusetts or similar
          business trust, or partnership, not formed
          for the specific purpose of acquiring the
          securities offered, with total assets in
          excess of $5,000,000.

3./ /     A natural person whose individual net worth,      4./ /     A natural person who had an individual
          or joint net worth with that person's spouse,               income in excess of $200,00 in
          as of the date hereof exceeds $1,000,000.                   each of the two most recent years of
                                                                      joint income with my spouse in excess
                                                                      of $300,000 in each of those years.
                                                                      I have a reasonable expectation of
                                                                      reaching the same income level in the
                                                                      current year.
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
5./ /     A bank as defined in section 3(a)(5)(A)           6./ /     A private business development company
          of the Securities Act of 1933, as amended                   as defined in section 202(a)(22) of the
          (the "Act"), or a savings and loan association              Investment Advisers Act of 1940.
          or other institution as defined in section
          3(a)(5)(A) of the Act whether acting in its
          individual or fiduciary capacity; a broker or
          dealer registered pursuant to section 15 of
          the Securities Exchange Act of 1934; a
          insurance company as defined in section 2(13)
          of the Act; a investment company registered
          under the Investment Company Act of 1940 or a
          business development company as defined in
          section 2(a)(48) of that Act; a Small Business
          Investment Company licensed by the U.S. Small
          Business Administration under section 301(c)
          or (d) of the Small Business Investment Act of
          1958; a plan established and maintained by a
          state, its political subdivisions, or any
          agency or instrumentality of a state or its
          political subdivisions, for the benefit of its
          employees, if such plan has total assets in
          excess of $5,000,000; a employee benefit plan
          within the meaning of the Employee Retirement
          Income Security Act of 1974, if the investment
          decision is made by a fiduciary, as defined in
          section 3(21) of such act, which is either a
          Company, savings and loan association, insurance
          company, or registered investment adviser, or if
          the employee benefit plan has total assets in
          excess of $5,000,000 or, if a self-directed plan,
          with investment decisions made solely by persons
          that are accredited investors.

7./ /     A trust, with total assets in excess of           8./ /     An entity in which all of the equity
          $5,000,000, not formed for the specific                     owners are "accredited investors" as
          purpose of acquiring the securities offered,                defined in Rule 501(a) under the Act.
          whose purchase is directed by a sophisticated
          person as described in Rule 506(b)(2)(ii)
          under the Act.
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B.   I also represent (initial and complete at least one of the following paragraphs):

1./ /     My knowledge and experience in financial and business matters makes me able to evaluate the risks and merits of investment in the Common Stock.  I am able to bear the economic risk of my investment in the Common Stock, including a complete loss of the investment.  Set forth below are my education, business or professional experience upon which I base this representation.  (Attach additional pages if necessary.)

          ---------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------

2./ /     My knowledge and experience, together with that of the persons listed below, make us together able to evaluate the risks and merits of investment in the Common Stock.  I am able to bear the economic risk of my investment in the Common Stock, including a complete loss of the investment.  Attached is a Purchaser Representative Questionnaire for each person listed below.
          Purchaser Representative:
                                   --------------------------------------------------------------------
          Purchaser Representative:
                                   --------------------------------------------------------------------
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     9.   LEGENDS.

          9.1  FOR ARIZONA RESIDENTS ONLY:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF ARIZONA, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO
          REGISTRATION OR AN EXEMPTION THEREFROM.

          9.2  FOR MISSOURI RESIDENTS ONLY:

          I UNDERSTAND THAT: (I) THESE SECURITIES I AM PURCHASING ARE NOT REGISTERED; (II) THESE SECURITIES MAY BE DISPOSED OF ONLY THROUGH A MISSOURI-LICENSED BROKER-DEALER; AND (III) IT IS A FELONY TO SELL SECURITIES IN VIOLATION OF THE MISSOURI SECURITIES ACT.

          9.3  FOR SOUTH DAKOTA RESIDENTS ONLY:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31A OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM, OR OPERATION OF LAW. EACH SOUTH DAKOTA RESIDENT PURCHASING ONE OR MORE WHOLE OR FRACTIONAL UNITS MUST WARRANT THAT HE HAS EITHER
          (1) THE MINIMUM NET WORTH (EXCLUSIVE OF HOME, HOME


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          FURNISHINGS AND AUTOMOBILES) OF $30,000 AND A MINIMUM ANNUAL GROSS
          INCOME OF $30,000 OR (2) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) OF $75,000. ADDITIONALLY, EACH INVESTOR WHO IS NOT AN ACCREDITED INVESTOR OR WHO IS AN ACCREDITED INVESTOR FULLY BY REASON OF HIS NET WORTH, INCOME OR AMOUNT OF INVESTMENT, SHALL NOT MAKE AN INVESTMENT IN THE PROGRAM IN EXCESS OF 20% OF HIS NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS OR AUTOMOBILES).


                                   SIGNATURES

     The Purchaser hereby represents that the information contained herein is true and correct as of the date hereof and that it, he or she has read the entire Stock Purchase and Registration Rights Agreement and the Memorandum dated May 3, 1996.


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
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                Investor No. 1                                   Investor No. 2
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
SIGNATURE:                                        SIGNATURE:
X                                                 X
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PRINT OR TYPE NAME:                               PRINT OR TYPE NAME:

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MAILING ADDRESS:                                  MAILING ADDRESS:

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                                                                                          ZIP CODE
                                   ZIP CODE
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OCCUPATION:         TELEPHONE NO.:                OCCUPATION:                   TELEPHONE NO.:

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SOCIAL SECURITY OR TAXPAYER I.D. NO.              SOCIAL SECURITY OR TAXPAYER I.D. NO.:

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                    ALL SUBSCRIBERS MUST SIGN THIS AGREEMENT
    Return original and one copy to the Company and retain one copy for your records.


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